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2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company") and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2012, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  difficulties in completing acquisitions;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  our ability to maintain rental rates and occupancy levels;  competitive market forces; and  the ability of manufactured home buyers to obtain financing and the level of repossessions by manufactured home lenders Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward- looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. FORWARD LOOKING STATEMENTS

3 SUN COMMUNITIES, INC. (NYSE:SUI)  Owns, develops and manages manufactured housing (“MH”) and recreational vehicle (“RV”) sites  Sells and leases new and used manufactured homes  Sun Communities’ portfolio includes 185 communities across 25 states  160 MH communities:  53,000 sites  12 blended MH/RV communities  25 RV only resorts:  15,500 sites  Annuals – 7,500  Transient – 8,000  Second largest publically traded REIT dedicated to the MH and RV sector

4 DIVERSIFIED PORTFOLIO

5 Comparing all manufactured homes to the multifamily average, a manufactured home provides approximately 50% more space at approximately 40% less cost per square foot. AFFORDABILITY DRIVES MANUFACTURED HOUSING SUI – Manufactured Homes Apartments • Average rent ≈ $788/month or $0.54/square foot • Average square footage ≈ 1,470 square feet • Average rent ≈ $867/month or $0.92/square foot • Average square footage ≈ 900-1,000 square feet Source: MHI quick facts & Apartment Guides Manufactured Housing vs. Multi Family:

6 64,700 63,100 62,800 60,600 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2008 2009 2010 2011 Manufactured Housing 292,600 270,900 272,900 267,900 Single-Family Portion of purchase price attributable to land Median Household Income* AFFORDABILITY DRIVES MANUFACTURED HOUSING Manufactured Housing vs. Single Family: • Average cost of Manufactured Housing ≈ $60,600 or roughly 1 year 2 months income • Average cost of Single Family ≈ $267,900 or roughly 5 years income The median income in the 25 states SUI operates in is $53.8K. Even with the significant drop in single family housing prices since 2008, the average single family home still costs over 4x the price of a MH unit. *Average household income from 2007-2011 in the 25 state SUI operates in

7 STABILITY OF REVENUE Stable and growing revenue due to:  Low turnover of owner occupied sites due to high cost to move a home ($4,000-$10,000)  Average tenure of our residents in our communities is 13 years  Average term of home in our communities is approximately 40 years Move Outs and Re-Sales No loss in revenue as home stays in the community.

8 CAPITAL EXPENDITURES Manufactured housing is a low capex business relative to its peers as it is largely a land ownership business. Source: Company filings Data as of 12/31/2012 Capex as a % of Revenues

9 RECESSION RESISTANT  Low annual resident turnover results in stability of income and occupancy  Strong and consistent rental growth creating a stable revenue stream  Occupancy gains are a function of Sun’s integrated platform, including leasing, sales, and financing $ in M ill io n s Same Site NOI Growth $130.2 $131.1 $135.2 $140.1 $147.8 $156.3 $115 $125 $135 $145 $155 $165 $175 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 * Same Site Rent Growth $393 $404 $413 $425 $437 $439 $370 $390 $410 $430 $450 $470 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 Q 2 201 3 O c c u p a n c y of M a n u fac tu re d H o m e s a n d P e rm a n e n t R V Same Site Occupancy 83.1% 83.4% 84.3% 85.8% 86.7% 88.6% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 Q 2 201 3 A v e rag e M o n th ly R e n t of M a n u fac tu re d H o m e s * 2013 is based on the midpoint of full year guidance of 5.6% - 5.9% year over year growth ** Same Site Rent Growth and Occupancy CAGRs are based on 2008-2012 data

10 Source: Citi Investment research, August 2013. “REITs”- includes an index of REITs across a variety of asset classes including self storage, mixed office, regional malls, shopping centers, multifamily, student housing, manufactured homes and specialty. -9.00% -8.00% -7.00% -6.00% -5.00% -4.00% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 4Q 98 1Q 99 2Q 99 3Q 99 4Q 99 1Q 00 2Q 00 3Q 00 4Q 00 1Q 01 2Q 01 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 Apartments SUI Industry Average-2.4% Apartment Average-2.6% SUI Average-3.8% Source: Green Street Advisors, company filings. SAME SITE NOI SAME SITE INDEXED NOI GROWTH MH is the most recession resistant sector of the housing and commercial real estate sectors and has consistently outperformed multifamily in same site NOI growth since 2000. Sun’s average same site NOI growth has exceeded the industry average by 1.4% over a 15 year period.

11 GROWTH THROUGH ACQUISITIONS Since June 2011, Sun has completed over $620 million of acquisitions, increasing the number of sites and communities by 43% and 36%, respectively, diversifying from both a business segment and geographic perspective. - 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 700,000,000 30,000 35,000 40,000 45,000 50,000 55,000 60,000 65,000 70,000 Dec-10 Dec-11 Dec-12 Jun-13 A cq u is itio n $ Si te s MH Sites RV Sites Cumulative Acquisition $ Seeking opportunities with:  Potential to increase occupancy  Below market rents  Expansion capabilities  Geographic diversification

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15 GROWTH THROUGH ACQUISITION OF RV COMMUNITIES NOI Growth Income Growth Sun’s RV communities have exhibited stronger growth than its MH communities over a 10 year period on both the top and bottom lines. *Year-end 2013 is projected from actuals through 7/31/13. **10-Year CAGRs are calculated for properties owned since 1/1/2003. 89% 88% 81% 8% 8% 12% 2% 4% 7% 60% 65% 70% 75% 80% 85% 90% 95% 100% 2011 2012 2013 MH Income Annual RV Income Transient RV Income RV income is expected to be ≈ 19% of total income from property for 2013, up from 12% in 2012 0% 10% 20% 30% 40% 50% 60% 70% 80% 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3* MH Communities RV Communities 0% 10% 20% 30% 40% 50% 60% 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3* MH Income RV Income

16 DIVERSIFIED RV PORTFOLIO Through recent acquisitions of northern RV resorts, Sun has achieved a more consistent stream of transient RV revenue over the calendar year.  In less than two years, Sun has increased its RV communities from 18 to 37 and also increased its presence from 4 states to 14 states  Since January 2012, Sun has increased its percentage of summer-season RV resorts from 6% to 38% of its total RV portfolio to further diversify its sources of revenue

17 RV INDUSTRY RV travel is 23% to 59% less expensive than other vacation types. At current fuel prices the cost of fuel would have to more than quadruple for a family of four, and more than double for an adult couple for an RV vacation to lose economic advantage over other forms of travel.  The average age of an RV owner is 48 years old with a median income of $62K  RV owners travel an average of 4,500 miles annually  Average trip duration is 28 to 35 days  Retiring baby boomers  RV ownership rates grew to 9.3% in the 55+ age group  From 2008-2013 the number adults age 50+ has increased at 2.2% annualized and is expected to exceed this pace over the next 5 years  Expected to be wealthier and live longer than other generations giving them time and funds to positively contribute to the industry for years to come  Middle aged families with children under 18 in the household  RV ownership rates grew to 11.2% in the 35-54 age group  Steady increases in population for this group are expected through 2060 with 4% projected growth through 2020 Sources: IBISWorld, RVIA, & US Census Bureau. *Ownership rates are as of year end 2011.

18 RV INDUSTRY: GROWTH CONTRIBUTORS High Demand  Shipments are expected to reach a 6 year high in 2013  13,000 RV parks in the U.S for 8.9 million RV’s  Growth in disposable income positively affects the industry  Through 2018 domestic travel is forecast to increase at an average rate of 3.2% per year  Through 2018 inbound travel is forecast to increase at 3.7% per year Sources: RVIA & IBISWorld *Recession period (credit and gas crunch). **Projected 2013 RV sales based on sustained growth of 12.8%.

19 GROWTH THROUGH EXPANSION OPPORTUNITIES  Inventory of 6,700 zoned and entitled sites available for expansion at 34 communities  Expanding in communities with strong demand evidenced by occupancy of ~95%  Expansion lease-up is driven by sales, rental and relocation programs  Over 1,100 sites to be completed Q3 2013-Q4 2014  3,600 sites planned for development in the next 5 years

20 STRATEGIC BALANCE SHEET MANAGEMENT Financial flexibility has positioned Sun to de-lever substantially while expanding via acquisitions. DEBT-Since 2011:  Refinanced $122.7 million of debt to 2021  Extended FNMA secured debt of $365.6 million from 2014 to 2023 EQUITY  Raised over $550.0 million of common equity, primarily through three successful follow-on offerings in January and September 2012 and March 2013  Accessed the preferred market via an inaugural $85.0 million offering preferred stock in November 2012 LINE OF CREDIT  Closed $350.0 million Senior secured credit facility on May 15, 2013  $250 million expansion capability  Reduced spread to LIBOR + 1.65%* from LIBOR + 2.25%  Reduced unused fees by 5 bps *Margin is based on the company’s current leverage ratio.

21 CONSERVATIVE BALANCE SHEET Net Debt1 / Enterprise Value EBITDA / Interest Debt + Preferred Equity / EBITDA* (1) Including preferred OP units *Calculated based on trailing 12 months ended June 30, 2013

22 EXPERIENCED AND PROVEN LEADERSHIP TEAM Key executives have a combined 80 years experience in the industry and over 65 years at the company. Senior Management team has a combined 72 years at the company. Provided the vision and leadership to generate consistent profitability through all cycles. • Developed home rental, underwriting and financing programs driving growth • Great Recession 2008: Minimal loss of occupancy, maintained dividend, avoided sale of stock at extremely dilutive levels • Recruited a deep bench • Assimilated community growth of 36% (49 communities) over the last 26 months • Achieved unmatched performance metrics in occupancy growth, home rentals and home sales • Reduced leverage, extended debt maturities, and maintained financial flexibility during period of growth Gary A. Shiffman - Chairman and Chief Executive Officer Karen J. Dearing - Chief Financial Officer John B. McLaren - Chief Operating Officer Jonathan M. Colman - Executive Vice President of Acquisitions

23  Attractive manufactured housing and recreational vehicle fundamentals.  Steady and predictable revenue streams.  Growth through acquisitions.  Proven management team.  Conservative balance sheet.  Access to diversified funding sources. INVESTMENT HIGHLIGHTS

24 APPENDICES

25 PERFORMANCE VS. CONSUMER REIT PEERS The manufactured housing REITs have largely been ignored by investors in the past decade and are all at relatively large spreads to similar consumer-sensitive REITs Source: Green Street Advisors Implied Cap Rates

PERFORMANCE VS. INDICES  SUI has significantly outperformed many major market indices over a five year period Source: SNL 26 5-year Total Returns by Index as of 6/30/2013

PERFORMANCE VS. REIT SECTORS Source: SNL  Manufactured homes outperformed many REIT sectors since 2008  Manufactured housing REITs have offered one of the most attractive historical returns among all REIT sectors 27 5-year Total Returns by REIT Sector as of 6/30/2013

28  Even following its stock out-performance, Sun's current implied cap rate and dividend yield reflect a highly attractive valuation level (1) SNL (2) Green Street Advisors except SSS, sourced from SNL (3) Arithmetic, not on a market cap weighted basis 5 Year Total Return as of 6-30-20131 Self-Storage Manufactured Housing Multi-family Student Housing PERFORMANCE VS. CONSUMER DRIVEN REITS Sun has highest 5-year total return of any company in the consumer-driven REIT space.